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                                                               EXHIBIT 23.6

                       INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-54800 of NNG, Inc. on Form S-4 of our report dated October 10, 2000, appearing in the Annual Report on Form 10-K of Litton Industries, Inc. for the year ended July 31, 2000 and to the reference to us under the heading "Experts" in such Registration Statement.

Deloitte & Touche LLP

Los Angeles, California

March 27, 2001